APRIL 8, 2015

PTAS

HELPFUL ALLIANCE COMPANY 700 W HILLSBORO BLVD, STE 1-100	503254146
DEERFIELD BEACH, FL 33441

UNITED STATES PATENT AND TRADEMARK OFFICE

NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 04/07/2015	REEL/FRAME: 035351/0569
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

ASSIGNOR:

HAC PATENTS LLC	DOC DATE: 04/01/2015

ASSIGNEE:

HELPFUL ALLIANCE COMPANY

700 W HILLSBORO BLVD, STE 1-100

DEERFIELD BEACH, FLORIDA 33441

APPLICATION NUMBER: 14337069	FILING DATE: 07/21/2014
PATENT NUMBER:	ISSUE DATE:
TITLE: BUILDING BLOCK AND INTERLOCKING CONSTRUCTION METHOD

ASSIGNMENT RECORDATION BRANCH

PUBLIC RECORDS DIVISION

P.O. Box 1450, Alexandria, Virginia 22313-1450 - WWW.USPTO.GOV